EXHIBIT 10.1

PURCHASE AGREEMENT

This purchase agreement (this “Agreement”) is dated as of June 5, 2006, by and between the purchaser set forth on the signature pages hereto (the “Purchasers”) and SpatiaLight, Inc., a New York corporation (the “Company”), whereby the parties agree as follows:

1.	Offering.

a)
The Company has authorized the sale and issuance of up to an aggregate of 650,000 of its Common Shares (the “Shares”), to one or more purchasers (the “Offering”). The Offering has been registered with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (No. 333-122392), as subsequently amended from time to time (including by the Form S-3MEF filed by the Company on May 31, 2006, No. 333-134626), which registration statement has been declared effective by the SEC, and to the Company’s knowledge has remained effective since the SEC declared it effective and is effective on the date hereof (the “Registration Statement”).

b)
The Company and the Purchaser agree that, at the Closing (as defined in Section 2), the Purchaser will purchase from the Company and the Company will issue and sell to the Purchaser the number of Shares set forth on the signature page of this Agreement for a purchase price set forth on the signature page of this Agreement (the “Purchase Price”) pursuant to the terms and conditions set forth herein. Certificates representing the Shares purchased by the Purchaser may not be delivered to the Purchaser; instead, such Shares, if not physically delivered, will be credited to the Purchaser using customary book-entry procedures.

c)
The Company may enter into agreements with certain other purchasers (the "Other Purchasers"), with terms and conditions, including but not limited to purchase price and quantity of Shares, which may be different from those set forth herein. (The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers" and this Agreement and the stock purchase agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchase Agreements"). The Company may accept or reject Purchase Agreements in its sole discretion.

d)
Pursuant to Rule 424(b) of the Securities Act, the Company agrees to file with the SEC a prospectus supplement in a form similar to Exhibit A hereto regarding the sale of the Shares to Purchaser (the “Prospectus Supplement”) after consummation of the sale of the Shares contemplated by this Agreement.

2.	Delivery of the Shares at Closing.

a)
The completion of the purchase and sale of the Shares (the "Closing") shall occur on June 6, 2006 (the "Closing Date"). At the Closing, the Purchaser shall deliver to the Company a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder as set forth on the signature page hereto, and the Company shall deliver to the Purchaser, at the sole discretion of the Purchaser, stock certificates or using customary book-entry procedures (such as the Depository Trust Company’s Deposit Withdrawal Agent Commission system) evidencing the number of Shares, set forth on the signature page hereto.

b)
The Company's obligation to issue and sell the Shares to the Purchaser shall be conditioned upon the accuracy of the representations and warranties made by the Purchaser and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing.

3.
Company Representations and Warranties. The Company hereby represents and warrants that: (a) it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder; (b) this Agreement has been duly authorized and executed by and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a material breach of (i) the Company's Amended and Restated Certificate of Incorporation or by-laws, as amended, or (ii) any material agreement to which the Company is a party or by which any of its property or assets is bound; and (d) upon receipt of the Purchase Price, the Shares will be duly and validly issued, fully paid and non-assessable, and the Purchaser will be entitled to all rights accorded to a holder of the Company’s Common Shares.

4.	Purchaser Representations and Warranties.

a)
The Purchaser represents and warrants that (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, and (b) it has no direct or indirect affiliation or association with any NASD member as of the date hereof.

b)
The Purchaser hereby confirms receipt of the base prospectus included in the Registration Statement, as amended, and the Prospectus Supplement (together, the “Prospectus”). The Purchaser confirms that it has had full access to the Prospectus and has been fully able to read, review, download and print the Prospectus.

c)
The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Purchase Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

d)
The Purchaser understands that nothing in the Prospectus, this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

e)
The Purchaser has not, directly or indirectly, during the period beginning 180 days before the Company first contacted Purchaser regarding the transactions contemplated by this Agreement and ending on the Closing Date, engage in: (i) any “short sales” (as such term is defined in Rule 200 promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) of the Company’s Common Shares, including without limitation, the maintaining of any short position with respect to, establishing or maintaining a “put equivalent position” (within the meaning of Rule 16a-1(h) under the Exchange Act) with respect to, entering into any swap, derivative transaction or other arrangement (whether any such transaction is to be settled by delivery of Common Shares, other securities, cash or other consideration) that transfers to another, in whole or in part, any economic consequences or ownership, or otherwise dispose of, any Common Shares by Purchaser; or (ii) any hedging transaction which establishes a net short position with respect to the Common Shares.

5.
Notice.  All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company:  as set forth on the signature page hereto.

To the Purchaser:  as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

6.
Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, as if fully performed in New York, without giving effect to the principles of conflicts of law thereof. Each of the parties consents to the exclusive jurisdiction of the United States district court of the Southern District of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement, and hereby waives, to the maximum extent permitted by law, any objection based on forum non conveniens.

7.	Miscellaneous.

a)
This Agreement (and the Prospectus and any prospectus supplement) constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Agreement.

b)
This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.

c)	This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

d)	The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

e)
In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

***********************

If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, please confirm this by signing and returning to us the duplicate copy of this letter.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
Name: Robert A. Olins
Title: CEO

Address for Notice:
5 Hamilton Landing
Suite 100
Novato, CA 94949

AGREED AND ACCEPTED:

PURCHASER:

Goldman Sachs Global Manager Strategies

By: Wellington Management Company, LLP as
investment advisor
By: /s/ Julie Jenkins
Name: Julie A. Jenkins
Title: Vice President and Counsel

Number of Shares: 32,000

Purchase Price per Share: $2.80

Aggregate Purchase Price: $89,000

Tax ID No.:

Address for Notice:
c/o:      Wellington Management Company, LLP
Attn:    Peter Ryan
             75 State Street
             Boston, MA 02109

Name in which book-entry should be made (if  different):_____________

If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, please confirm this by signing and returning to us the duplicate copy of this letter.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
Name: Robert A. Olins
Title: CEO

Address for Notice:
5 Hamilton Landing
Suite 100
Novato, CA 94949

AGREED AND ACCEPTED:

PURCHASER:

WTC-CTF Smaller Companies Portfolio

By: Wellington Management Company, LLP as
investment advisor
By: /s/ Julie Jenkins
Name: Julie A. Jenkins
Title: Vice President and Counsel

Number of Shares: 75,000

Purchase Price per Share: $2.80

Aggregate Purchase Price: $210,000

Tax ID No.:

Address for Notice:
c/o:      Wellington Management Company, LLP
Attn:   Peter Ryan
            75 State Street
            Boston, MA 02109

Name in which book-entry should be made (if  different): _____________

If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, please confirm this by signing and returning to us the duplicate copy of this letter.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
Name: Robert A. Olins
Title: CEO

Address for Notice:
5 Hamilton Landing
Suite 100
Novato, CA 94949

AGREED AND ACCEPTED:

PURCHASER:

Central States, Southeast and Southwest Areas Pension
Fund

By: Wellington Management Company, LLP as
investment advisor
By: /s/ Julie Jenkins
Name: Julie A. Jenkins
Title: Vice President and Counsel

Number of Shares: 85,500

Purchase Price per Share: $2.80

Aggregate Purchase Price: $239,400

Tax ID No.: 36-6044243

Address for Notice:
c/o:    Wellington Management Company, LLP
Attn: Peter Ryan
           75 State Street
           Boston, MA 02109

Name in which book-entry should be made (if  different): _____________

If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, please confirm this by signing and returning to us the duplicate copy of this letter.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
Name: Robert A. Olins
Title: CEO

Address for Notice:
5 Hamilton Landing
Suite 100
Novato, CA 94949

AGREED AND ACCEPTED:

PURCHASER:

SEI U.S. Small Companies Fund

By: Wellington Management Company, LLP as
investment advisor
By: /s/ Julie Jenkins
Name: Julie A. Jenkins
Title: Vice President and Counsel

Number of Shares: 12,000

Purchase Price per Share: $2.80

Aggregate Purchase Price: $33,600

Tax ID No.: N/A

Address for Notice:
c/o:     Wellington Management Company, LLP
Attn:  Peter Ryan
            75 State Street
            Boston, MA 02109

Name in which book-entry should be made (if  different):  ____________

If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, please confirm this by signing and returning to us the duplicate copy of this letter.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
Name: Robert A. Olins
Title: CEO

Address for Notice:
5 Hamilton Landing
Suite 100
Novato, CA 94949

AGREED AND ACCEPTED:

PURCHASER:

SEI Institutional Managed Trust, Small Cap Growth
Fund

By: Wellington Management Company, LLP as
investment advisor
By: /s/ Julie Jenkins
Name: Julie A. Jenkins
Title: Vice President and Counsel

Number of Shares: 90,000

Purchase Price per Share: $2.80

Aggregate Purchase Price: $252,000

Tax ID No.: 23-2675669

Address for Notice:
c/o:    Wellington Management Company, LLP
Attn:  Peter Ryan
            75 State Street
            Boston, MA 02109

Name in which book-entry should be made (if  different): _____________

If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, please confirm this by signing and returning to us the duplicate copy of this letter.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
Name: Robert A. Olins
Title: CEO

Address for Notice:
5 Hamilton Landing
Suite 100
Novato, CA 94949

AGREED AND ACCEPTED:

PURCHASER:

SEI Institutional Investments Trust, Small/Mid Cap
Equity Fund

By: Wellington Management Company, LLP as
investment advisor
By: /s/ Julie Jenkins
Name: Julie A. Jenkins
Title: Vice President and Counsel

Number of Shares: 51,000

Purchase Price per Share: $2.80

Aggregate Purchase Price: $142,800

Tax ID No.: 20-0037778

Address for Notice:
c/o:    Wellington Management Company, LLP
Attn:  Peter Ryan
            75 State Street
            Boston, MA 02109

Name in which book-entry should be made (if  different):  ____________

If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, please confirm this by signing and returning to us the duplicate copy of this letter.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
Name: Robert A. Olins
Title: CEO

Address for Notice:
5 Hamilton Landing
Suite 100
Novato, CA 94949

AGREED AND ACCEPTED:

PURCHASER:

Optimix Investment Management Limited

By: Wellington Management Company, LLP as
investment advisor
By: /s/ Julie Jenkins
Name: Julie A. Jenkins
Title: Vice President and Counsel

Number of Shares: 10,000

Purchase Price per Share: $2.80

Aggregate Purchase Price: $28,000

Tax ID No.: N/A

Address for Notice:
c/o:    Wellington Management Company, LLP
Attn:  Peter Ryan
            75 State Street
            Boston, MA 02109

Name in which book-entry should be made (if  different):  ____________

If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, please confirm this by signing and returning to us the duplicate copy of this letter.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
Name: Robert A. Olins
Title: CEO

Address for Notice:
5 Hamilton Landing
Suite 100
Novato, CA 94949

AGREED AND ACCEPTED:

PURCHASER:

Telstra Super Pty Ltd

By: Wellington Management Company, LLP as
investment advisor
By: /s/ Julie Jenkins
Name: Julie A. Jenkins
Title: Vice President and Counsel

Number of Shares: 22,000

Purchase Price per Share: $2.80

Aggregate Purchase Price: $61,600

Tax ID No.: N/A

Address for Notice:
c/o:    Wellington Management Company, LLP
Attn:  Peter Ryan
            75 State Street
            Boston, MA 02109

Name in which book-entry should be made (if  different): __________

If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, please confirm this by signing and returning to us the duplicate copy of this letter.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
Name: Robert A. Olins
Title: CEO

Address for Notice:
5 Hamilton Landing
Suite 100
Novato, CA 94949

AGREED AND ACCEPTED:

PURCHASER:

JB Were Global Small Companies Pooled Fund

By: Wellington Management Company, LLP as
investment advisor
By: /s/ Julie Jenkins
Name: Julie A. Jenkins
Title: Vice President and Counsel

Number of Shares: 119,000

Purchase Price per Share: $2.80

Aggregate Purchase Price: $333,200

Tax ID No.: N/A

Address for Notice:
c/o:   Wellington Management Company, LLP
Attn: Peter Ryan
           75 State Street
           Boston, MA 02109

Name in which book-entry should be made (if  different):  ____________

If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, please confirm this by signing and returning to us the duplicate copy of this letter.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
Name: Robert A. Olins
Title: CEO

Address for Notice:
5 Hamilton Landing
Suite 100
Novato, CA 94949

AGREED AND ACCEPTED:

PURCHASER:

Retail Employees Superannuation Trust

By: Wellington Management Company, LLP as
investment advisor
By: /s/ Julie Jenkins
Name: Julie A. Jenkins
Title: Vice President and Counsel

Number of Shares: 30,000

Purchase Price per Share: $2.80

Aggregate Purchase Price: $84,000

Tax ID No.: N/A

Address for Notice:
c/o:    Wellington Management Company, LLP
Attn:  Peter Ryan
            75 State Street
            Boston, MA 02109

Name in which book-entry should be made (if  different):  ___________

If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, please confirm this by signing and returning to us the duplicate copy of this letter.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
Name: Robert A. Olins
Title: CEO

Address for Notice:
5 Hamilton Landing
Suite 100
Novato, CA 94949

AGREED AND ACCEPTED:

PURCHASER:

Australian Retirement Fund

By: Wellington Management Company, LLP as
investment advisor
By: /s/ Julie Jenkins
Name: Julie A. Jenkins
Title: Vice President and Counsel

Number of Shares: 25,500

Purchase Price per Share: $2.80

Aggregate Purchase Price: $71,400

Tax ID No.: N/A

Address for Notice:
c/o:    Wellington Management Company, LLP
Attn:  Peter Ryan
            75 State Street
            Boston, MA 02109

Name in which book-entry should be made (if  different):  _____________

If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, please confirm this by signing and returning to us the duplicate copy of this letter.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
Name: Robert A. Olins
Title: CEO

Address for Notice:
5 Hamilton Landing
Suite 100
Novato, CA 94949

AGREED AND ACCEPTED:

PURCHASER:

JB Were Global Small Companies Fund - CFS

By: Wellington Management Company, LLP as
investment advisor
By: /s/ Julie Jenkins
Name: Julie A. Jenkins
Title: Vice President and Counsel

Number of Shares: 32,000

Purchase Price per Share: $2.80

Aggregate Purchase Price: $89,600

Tax ID No.: N/A

Address for Notice:
c/o:    Wellington Management Company, LLP
Attn:  Peter Ryan
            75 State Street
            Boston, MA 02109

Name in which book-entry should be made (if  different):  ______________

If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, please confirm this by signing and returning to us the duplicate copy of this letter.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
Name: Robert A. Olins
Title: CEO

Address for Notice:
5 Hamilton Landing
Suite 100
Novato, CA 94949

AGREED AND ACCEPTED:

PURCHASER:

BC Telecom Pension Plan for Management and Exempt
Employees

By: Wellington Management Company, LLP as
investment advisor
By: /s/ Julie Jenkins
Name: Julie A. Jenkins
Title: Vice President and Counsel

Number of Shares: 4,500

Purchase Price per Share: $2.80

Aggregate Purchase Price: $12,600

Tax ID No.: N/A

Address for Notice:
c/o:   Wellington Management Company, LLP
Attn: Peter Ryan
           75 State Street
           Boston, MA 02109

Name in which book-entry should be made (if  different): __________

If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, please confirm this by signing and returning to us the duplicate copy of this letter.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
Name: Robert A. Olins
Title: CEO

Address for Notice:
5 Hamilton Landing
Suite 100
Novato, CA 94949

AGREED AND ACCEPTED:

PURCHASER:

Pension Plan for Management and Professionals of
TELUS Corp. - Alpha

By: Wellington Management Company, LLP as
investment advisor
By: /s/ Julie Jenkins
Name: Julie A. Jenkins
Title: Vice President and Counsel

Number of Shares: 9,000

Purchase Price per Share: $2.80

Aggregate Purchase Price: $25,200

Tax ID No.: N/A

Address for Notice:
c/o:   Wellington Management Company, LLP
Attn: Peter Ryan
           75 State Street
           Boston, MA 02109

Name in which book-entry should be made (if  different): _____________

If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, please confirm this by signing and returning to us the duplicate copy of this letter.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
Name: Robert A. Olins
Title: CEO

Address for Notice:
5 Hamilton Landing
Suite 100
Novato, CA 94949

AGREED AND ACCEPTED:

PURCHASER:

Talvest Small Cap Cdn. Equity Fund

By: Wellington Management Company, LLP as
investment advisor
By: /s/ Julie Jenkins
Name: Julie A. Jenkins
Title: Vice President and Counsel

Number of Shares: 3,500

Purchase Price per Share: $2.80

Aggregate Purchase Price: $9,800

Tax ID No.: N/A

Address for Notice:
c/o:   Wellington Management Company, LLP
Attn: Peter Ryan
           75 State Street
           Boston, MA 02109

Name in which book-entry should be made (if  different):  __________

EXHIBIT A

Filed Pursuant to Rule 424(b)(2) [or (5)]        Registration No. 333-______

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED _________________)

SPATIALIGHT, INC.

___________ Common Shares

You should read this prospectus supplement and the accompanying Prospectus carefully before you invest. Both documents contain information you should consider when making your investment decision.

AN INVESTMENT IN OUR SECURITIES INVOLVES SUBSTANTIAL RISKS. THESE RISKS ARE DESCRIBED UNDER THE CAPTION "RISK FACTORS" BEGINNING ON PAGE ___ OF THE PROSPECTUS ACCOMPANYING THIS PROSPECTUS SUPPLEMENT.

We are offering _____________ of our Common Shares to one or more institutional investors pursuant to this prospectus supplement. The purchase price for these Common Shares is $_______ in the aggregate, or $_____ per Share.

Our Common Shares are quoted on the Nasdaq SmallCap Market under the symbol "HDTV". On _______, the last reported sales price of our Common Shares was $____ per Share.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER REGULATORY BODY HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE RELATED PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this prospectus supplement is ________________.